UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 20, 2000

                           Gateway Distributors, Ltd.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

          000-27879                                     65-0683539
          ---------                                     ----------
 (Commission File Number)                   (IRS Employer Identification Number)


                            500 East Cheyenne Avenue
                          North Las Vegas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)





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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On October 12, 2000,Gateway Distributors, Ltd. (the "Company") entered into an Acquisition Agreement ("Agreement") with Professional Wrestling Alliance Corporation ("PWA"), a Delaware Corporation ("Gateway") wherein the Company agreed to sell the bulk of its assets and its operating business, in exchange for shares of PWA stock equaling approximately 85% of the issued and outstanding shares of PWA.

                  The Company is a network marketing company that does business under the name "The Right Solution." The Company sells nutritional , health and dietary supplements and products throughout North America and Japan. See the Company's Form 10-SB filed December 15, 1999. The Agreement contemplates the transfer to PWA of the Company's business and goodwill, which consists of existing inventory and an existing networking distribution business. The Agreement Provides for PWA to acquire all of the assets and network marketing business of the Company, which business will then be operated by PWA. Following the transaction, PWA will be an 85% owned Subsidiary of the Company.

                  The Closing of the Asset Purchase Agreement is scheduled to occur within 120 days of the October 12, 2000 signing of the Agreement (on or before February 9, 2001), and the closing is contingent upon the happening of a number of events which are set out in detail in paragraph 7 of the Agreement (Exhibit "A"). In brief, the requirements are that the Agreement must be approved by a majority of the shareholders of the respective corporations; Agreement upon a specific list of assets to be transferred to PWA; That Rick Bailey, the current president of the Company, be appointed as president of PWA; that PWA raise a minimum of $350,000 in equity capital; and that the Judgments against PWA in the cases entitled Koken, Insurance Commissioner v. Jutland Enterprises, Inc., Pennsylvania Commonwealth Court No. 294 M.D. 1994 and Maleski, Insurance Commissioner v. Jutland Enterprises, inc., New Jersey Superior Court No. SOM-L-871-95 be paid in full or otherwise resolved. The above description of the terms of the Agreement is qualified in its entirety by the Agreement attached hereto as Exhibit "A."

                  A definitive list of the specific assets being sold to PWA by the Company will be provided and agreed upon at the closing.

ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

         Financial statements required by Item 7(a)(1) will be filed by amendment to this filing within sixty days of the date of this filing.

         The following exhibit is included:

         (a). Acquisition Agreement dated October 12, 2000

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2000

                              Gateway Distributors, Ltd.,
                              A Nevada Corporation


                              By:  /s/ Rick Bailey
                              -----------------------------------
                              Name: Rick Bailey
                              Title: President

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                                   EXHIBIT "A"

                              ACQUISITION AGREEMENT


                                     BETWEEN


                             PROFESSIONAL WRESTLING
                              ALLIANCE CORPORATION

                                       AND

                           GATEWAY DISTRIBUTORS, LTD.





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                              ACQUISITION AGREEMENT
                                TABLE OF CONTENTS

Purchase and Sale..............................................................2

Purchase Price.................................................................2

Warranties and Representations of Gateway .....................................2

Warranties and Representations of PWA..........................................3

Term...........................................................................5

The PWA Shares.................................................................5

Conditions Precedent to Closing................................................6

Termination....................................................................7

Exhibits.......................................................................7

Miscellaneous Provisions.......................................................7

Closing........................................................................7

Effective Date ................................................................8
8

Governing Law..................................................................8

Counterparts...................................................................8

Index to  Exhibits ............................................................9




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                              ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT dated October 12, 2000, by, between and among Professional Wrestling Alliance Corporation, a Delaware corporation ("PWA"), and Gateway Distributors, Ltd., a Nevada corporation, ("Gateway").

        WHEREAS, Gateway is the owner of those certain assets described and set forth on Exhibit "A" attached hereto ("Assets"); and

        WHEREAS, Gateway desires to sell and PWA desires to purchase the Assets;

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Gateway hereby agrees to sell, transfer, assign and convey to PWA and PWA hereby agrees to purchase and acquire the Assets, as set forth in Exhibit "A", from Gateway.

II. Purchase Price. The aggregate purchase price to be paid by PWA for the Assets shall be thirteen million four hundred eighty eight million six hundred sixty shares (post 1 for 20 reverse split shares) of PWA common voting stock (the "PWA Purchase Shares") which will equal approximately eighty five percent (85%) of the issued and outstanding shares of PWA.

III. Warranties and Representations of Gateway. In order to induce PWA to enter into the Agreement and to complete the transaction contemplated hereby, Gateway warrants and represents to PWA that:

          A. Organization and Standing. Gateway is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. No changes thereto will be made in any of the said documents before the Closing.

          B.   Ownership of the Assets.  As of the Date  hereof,  Gateway is the
               sole  owner  of  the  Assets,   free  and  clear  of  all  liens,
               encumbrances and restrictions of any nature whatsoever.

          C. Ownership of Assets. Gateway has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the Assets.

          D.   No Misleading Statements or Omissions.  Neither the Agreement nor


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


               any financial statement, exhibit, schedule or document attached hereto or presented to PWA in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

          E. Validity of the Agreement. All corporate and other proceedings required to be taken by Gateway in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Gateway, and constitutes the valid and binding obligation of Gateway, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Gateway's Certificate of Incorporation or document of undertaking, oral or written, to which Gateway is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body.

          F.   Enforceability   of  the   Agreement.   When  duly  executed  and
               delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by PWA according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, PWA will have acquired title in and to the Assets free and clear of all claims, liens and encumbrances.



IV. Warranties and Representations of PWA. In order to induce Gateway to enter into the Agreement and to complete the transaction contemplated hereby, PWA warrants and represents to Gateway that:

          A. Organization and Standing. PWA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full PWA and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

          B. Capitalization PWA's entire authorized equity capital consists of shares of voting common stock, $.001 par value and shares of preferred stock $.001 par value. As of the Closing, PWA will have 200,000,000 shares Common Stock, $.001 par value, authorized, of which 48,606,832 shares of voting common stock of PWA will be issued and outstanding, which does not include the shares being issued to Gateway hereunder pursuant to Section 4(2) of the '33


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               Act,  at  closing.  As of the  Closing,  PWA will have  5,000,000 shares Preferred Stock, $.001 par value, authorized, of which zero (0) shares of Preferred Stock of PWA will be issued and outstanding Upon issuance, all of the PWA Common Stock will be validly issued fully paid and non-assessable. The relative rights and preferences of PWA's equity securities are set forth in the Articles of Incorporation, as amended and PWA's By-Laws. Except as set forth above, there are no voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which PWA is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By-Laws of PWA provide that a simple majority of the shares voting at a stockholders' meeting at which a quorum is present may elect all of the directors of PWA. Cumulative voting is not provided for by the By-Laws or Articles of Incorporation of PWA. Accordingly, as of the Closing the shares being issued to and acquired by Gateway will constitute approximately 85% of the Common Shares of PWA which will then be issued and outstanding, which includes inter alia, that same percentage of PWA's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

          C. Ownership of Shares. By PWA's issuance of the PWA Shares to Gateway pursuant to the Agreement, PWA will thereby acquire good absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such PWA shares will not have been registered under the '33 Act.

          D. Taxes. PWA has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate. All of such returns are true and complete.

          E. No Pending Actions. Except as may be disclosed in the Form 10-KSB/A filed by PWA on April 18, 2000, a copy of which is attached as exhibit "B," or in the Form 10-QSB filed by PWA on August 18, 2000, a copy of which is attached hereto as exhibit "C," There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting PWA, or against any of PWA's officers or directors and arising out of their operation of PWA. PWA has been in compliance with, and has not received notice of violation of any law, ordinance or regulation of any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state. PWA is not now and never has been required to file reports under the '33 Act or the '34 Act.

          F. Corporate Records. All of PWA's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

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




          G. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Gateway in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

          H. Validity of the Agreement. All corporate action and proceedings required to be taken by PWA in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by PWA, and constitutes a valid and binding obligation of PWA. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, PWA's Certificate of Incorporation or By- Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which PWA is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

          I.   Enforceability   of  the   Agreement.   When  duly  executed  and
               delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Gateway according to their terms, and that at the time of such execution and delivery, Gateway will have acquired good, marketable title in and to the PWA Common Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

          J. Access to Books and Records. Gateway will have full and free access to PWA's books and records during the course of this transaction prior to and at the Closing.

          K. PWA Financial Condition. The financial condition of PWA is set forth in the financial statements contained in PWA's Forms 10-KSB/A, attached hereto as Exhibit "B" and 10-QSB attached hereto as exhibit "C."

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI. The PWA Shares. All of the PWA Common Shares shall be validly issued, fully-paid and non- assessable shares of PWA Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in the respective Articles of Incorporation.


VII. Conditions Precedent to Closing.


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          A.   The  obligations  of Gateway under the  Agreement,  including the obligation to close the Agreement, shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

               1. That PWA and its management's representations and warranties contained herein shall be true and correct at the time of closing as if such representations and warranties were made at such time;

               2. That PWA and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

               3. That PWA's stockholders, by proper and sufficient vote, shall have properly approved all of the matters described in
                    Section VII(B)(1) herein, if required to do so under Delaware Corporate Law; and

          B. The obligations of PWA under the Agreement, including the obligation to close the agreement, shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

               1. That PWA stockholders, if necessary by proper and sufficient vote of its stockholders, shall have approved the Agreement and the transactions contemplated hereby and will have approved such other changes as are consistent with the Agreement for submission to PWA stockholders, if required to do so under Delaware Corporate Law;

               2. That Gateway's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

               3. That Gateway shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

               4. That Rick Bailey, the current president of Gateway, shall have been appointed as president and CEO of PWA;

               5. That Rick Bailey shall have caused three hundred fifty thousand dollars ($350,000) to be raised on behalf of PWA;

               6. That any monies raised from investors prior to the closing be held in escrow until sufficient monies have been raised in the offering to make all payments due and owing to Hudson Consulting Group and World Alliance Group by PWA, Gateway or Rick Bailey.

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               7.   That no shares of PWA will be  delivered  to  investors in a capital raising venture until at least three hundred fifty thousand dollars ($350,000) has been raised.

               8. The liability of PWA to the State of Pennsylvania shall have been paid in full or otherwise settled and resolved at a cost to PWA not to exceed $50,000;

               9. All amounts due and owing to Hudson Consulting Group and World Alliance Group by PWA, Gateway or Rick Bailey shall have been paid in full, which amounts are identified as (1) $150,000 payable to World Alliance Group, (2) $150,000 payable to Hudson Consulting Services, and (3) all invoices as of the closing date from Hudson Consulting Group to PWA for consulting services;

               10. That the parties jointly and severally indemnify and hold harmless PWA's former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred defending such claims or liabilities, which may result from any claims or liabilities asserted against them as to any material misrepresentation or omission in the Agreement made by any party hereto.

               11. That the final asset list prepared by Gateway (a draft of which list is attached hereto as Exhibit "A") shall contain assets acceptable at closing to PWA.

               12. That the closing occur within one hundred twenty days of the signing of this agreement

VIII. Termination. The Agreement may be terminated at any time before or at Closing, by:

          A.   The mutual agreement of the parties;

          B.   Any party if:

               1.   Any provision of the Agreement  applicable to or benefitting
                    a  party   shall  be   materially   untrue  or  fail  to  be
                    accomplished.

               2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses that each party has incurred and no party shall be liable to the other.

IX. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

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X.   Miscellaneous  Provisions.  This Agreement is the entire agreement  between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

XI. Closing. The Closing of the transactions contemplated by the Agreement ("Closing") shall take place at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101 on or before 120 days from the date of this agreement, if shareholder approval is not required or can be obtained subsequent to closing by shareholder ratification. If a shareholder's meeting is required, the closing shall take place either within 120 days of the date of this agreement or within fifteen days of the ratification of the agreement by shareholders. The Closing shall occur at the offices of Richard D. Surber, located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101. At the Closing, all of the documents and items referred to herein shall be exchanged.

XII. Effective Date. The effective date of this agreement shall be October 6, 2000.

XIII.Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Utah, without regard to its law on the conflict of laws. Any dispute arising out of this Agreement shall be brought in a court of competent jurisdiction in Salt Lake County, State of Utah. The parties waive and exclude any and all statutes, laws and treaties which would allow or require any dispute to be decided in another forum or by other rules of decision than provided in this Agreement.

XIV. Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


Gateway Distributors, Ltd., a Nevada Corporation

By:    /s/ Flo Ternes
    ----------------------------------------------
      Flo Ternes
      Its:   Chief Financial Officer



Professional Wrestling Alliance Corporation


By:   /s/ Rick Bailey
    ----------------------------------------------
      Rick Bailey,
      Its:   President

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